Essex Rental Corp. Oppenheimer 8th Annual Industrial Growth Summit May 14, 2013 1

This document does not constitute an offer to sell or a solicitation of an offer to buy any securities. It is an outline of matters for discussion only. Some of the statements in this presentation and other written and oral statements made from time to time by the Company and its representatives are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent and belief or current expectations of Essex and its management team and may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek", the negative of these terms or other comparable terminology. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from Essex’s expectations include, without limitation, the continued ability of Essex to successfully execute its business plan, the possibility of a change in demand for the products and services that Essex provides, intense competition which may require us to lower prices or offer more favorable terms of sale, our reliance on third party suppliers, our indebtedness which could limit our operational and financial flexibility, global economic factors including interest rates, general economic conditions, geopolitical events and regulatory changes, our dependence on our management team and key personnel, as well as other relevant risks detailed in our Annual Report on Form 10-K and subsequent periodic reports filed with the Securities and Exchange Commission and available on our website, www.essexrentalcorp.com. The factors listed here are not exhaustive. Many of these uncertainties and risks are difficult to predict and beyond management’s control. Forward-looking statements are not guarantees of future performance, results or events. Essex assumes no obligation to update or supplement forward-looking information in this presentation whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results or financial conditions, or otherwise. This presentation contains unaudited non-GAAP financial measures, including Adjusted EBITDA. Management believes that the presentation of these non-GAAP financial measures serves to enhance understanding of Essex’s individual operating and financial performance. These non-GAAP financial measures should be considered in addition to, but not as substitutes for, the most directly comparable U.S. GAAP measures. A reconciliation of Adjusted EBITDA to net loss for the three month period ended March 31, 2013 can be found in Essex’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2013. We believe the non-Company information provided herein is reliable, as of the date hereof, but do not warrant its accuracy or completeness. In preparing these materials, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Except as required by law, the Company, Essex and their respective directors, officers, employees, agents and consultants make no representation or warranty as to the accuracy or completeness of the non- Company information contained in this document, and take no responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document. The Company does not guaranty the performance or return of capital from investments. ©2011 Essex Rental Corp. 2

Introduction 1 3

Introduction 4  Ronald Schad, President, Chief Executive Officer, Director – President & CEO of Essex Crane since 2000 – 15 years with Manitowoc Crane Group, including Executive Vice President and General Manager of the Crane Group responsible for over $350 million in sales  Martin Kroll, Chief Financial Officer & Senior Vice President – CFO & Senior Vice President of Essex Crane since May 2001 – Over 25 years of CFO/Operations experience in middle-market manufacturing and service companies (Outokumpu Copper Group and American Brass) – 8 years with PricewaterhouseCoopers LLP (Certified Public Accountant)  Management and Directors represent ownership in excess of 20% of the Company

 Leading national rental equipment company with a fleet consisting primarily of heavy lift cranes including crawlers, tower cranes, and rough terrains. Fleet portfolio also includes boom trucks, industrial cranes, and elevator lifts, which are used in a variety of construction applications  Focused on bare rental of construction and lifting equipment with approximately 700 pieces of equipment and attachments  Highly diversified end markets served across a national footprint. Markets served include; Power Generations Petro Chemicals Refineries Water Treatment & Purification Bridges/Highway Shipbuilding/Offshore Oil Fabrication Industrial Plants Commercial/Residential Construction Fabrication  Acquisition of Coast Crane Company in November 2010 increased the Company’s geographic footprint, product offerings and lines of business, and diversified its earnings stream Essex Rental Corp. 5

Integrated Business Model — Rental — New and Used Sales — Parts and Service — Multi–faceted offering of diverse lifting needs — Multiple lines of business driving growth — Cyclical “earnings smoothing” Geographic & End Market Diversity — 22 locations in 12 states and Canada — Serve a broad array of end markets, with no exposure to a single industry or geography — Significant focus on infrastructure and energy-related end markets Significant Asset Value — Appraised rental fleet Orderly Liquidation Value (“OLV”) of approximately $350 million ($5.30 per share, net of debt) as of 3/31/2013 as determined by independent third party appraiser — Rental fleet book value of approximately $300 million as of 3/31/2013 — Replacement value of approximately $600 million Return on Capital Business Model — Focus on long economic lived assets — High residual value relative to original cost — Attractive ROIC business model due to efficient conversion of EBITDA to free cash flow 3 Primary Growth Drivers — Rental equipment — New and used equipment sales — Parts and services support Investment Highlights 6

Company Overview 2 7

 Essex’s three pronged strategy for creating shareholder value: Rental Equipment  Keen focus on return on capital equipment with medium to long duration rentals  Leverage customer relationships by offering bundled equipment solutions to drive increased utilization  Organic growth through increasing fleet size New and Used Equipment Sales  Aggressive push to add new manufacturers in existing and new territories  Continue to evolve into a broad line dealer by providing exceptional service and support  Leverages rental equipment customer relationships  High ROE business Parts and Service Support  Predictable, high margin, counter cycle  Proactively market our expertise to drive growth  Not capital intensive  Provides opportunity to differentiate offering and engages customers for a future rental or sale. Provides multi-faceted offering to service our customers’ varied equipment needs Business Strategy 8

9 Essex Rental Fleet Crane Type Crawler Rough Terrain (RTs) Boom Truck Tower Sales Channel Rental & Distribution Rental & Distribution Rental & Distribution Rental & Distribution Max. Lift Cap. (tons) 3,000+ 150 50+ 80 Max. Reach Cap. (ft.) 700+ 250 200 350 Price New ($ ‘000) $800 - $5,000 (1) $250 - $1,500 $100 - $600 $300 - $1,000 Avg. Life (years) 50+ 20+ 15+ 30+ Rental Duration Long-term Short-medium term Short-term Long-term Key End Markets Highways, large bridges, railroads Public infrastructure (stadiums, garages) Power generation Sewer / water treatment Petrochemicals Industrial / marine Highways, large bridges, railroads Public infrastructure (stadiums, garages) Power generation Sewer / water treatment Petrochemicals Industrial / marine Commercial & Residential Petrochemical Oil & Gas Railroads Highways Public Utilities Condominiums Apartment Buildings Other Residential Nuclear power Sewer / water treatment High rise (>10 story) Office Towers Condominiums Apartment Buildings % of total OLV Fleet Value(2) 76% 11% 4% 9% Note (1): Crawler crane prices reflect models in Essex’s heavy-lift niche. Light and super heavy-lift crawler cranes can range from $0.5 million to over $35 million. Note (2): Measured as of March 31, 2013.

Essex Rental Fleet Employs Long Lived Assets Asset Depreciation (1) Benchmark: Annual Depreciation %(2) -1% -2% -3% -3% -3% -5% -6% -7% -7% -10% -11% -11% -11% -11% -12% -14% -14% -22% -25%-20%-15%-10%-5%0% Essex Crane Crawler Crane Mobile Mini storage units (steel) Tower Crane Scotsman rental equip. (N.America) Mobile Mini storage units (wood) Scotsman rental equip. (Europe) Rough Terrain All terrain cranes Boom Truck Backhoe Forklift / Boomlift crane Skidsteer Loader Tractor Loader Van Trailers Scissor Lift Excavator Roller Hospital Equipment Asset Depreciation (1) Benchmark: Residual Value vs. Lifespan Notes: 1. Asset depreciation represents equipment market value depreciation 2. Annual Depreciation % = (1 – Residual Value %) / Lifespan. 3. Source: Oliver Wyman Essex Crane Assessment and the Company Return on Capital vs. Return of Capital Rental Lifespan (years) Van trailers Boom Lift Scissor Lift Roller Backhoe Tractor Loader Forklift Crane Excavator Skidsteer Loader Hospital equipment Mobile Mini storage units (steel) Scotsman rental equipment (North America) Mobile Mini storage units (wood) Scotsman rental equipment (Europe) All terrain cranes Crawler Crane 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 0 5 10 15 20 25 30 35 Rough Terrain Crane Boom Truck Tower Crane 10 Denotes classes of equipment owned by Essex Rental

 Continue to leverage the Essex and Coast brands in the territories in which they are strongest, yet achieve the benefits of geographic and product diversity Headquarters Service Center Equipment Storage Yard Satellite Service Center National Footprint 11

Essex End Markets Essex 2008 YTD Rental Revenues by End Market Business is Dependent on Energy & Infrastructure Industrial / Marine (14%) Industrial Facilities Factories Petrochemicals (14%) Chemical Plants Petrochemical Plants General Building (24%) Hospitals Stadiums Power (22%) Power Plants Wind Power Transportation (17%) Road construction Bridge construction Sewer & Water (7%) Sewers Water Treatment Essex 2012 YTD Rental Revenues by End Market 12 General Building 24% Industrial / Marine 14% Petrochemical 14% Power 22% Sewer & Water 7% Transportation 17% Other 2%General Building 9% Industrial / Marine 31% Petrochemical 13% Power 25% Sewer & Water 4% Transportation 14% Other 2% Levee 2%

New & Used Equipment Sales 13  New and used equipment sales segment provides a countercyclical balance to rental business segment New Equipment Sales  Distribution agreements signed with Tadano, Manitex, Terex, Mantis, Broderson and Sany:  Distribution agreements in Western United States, British Columbia, the Yukon, Guam and Republic of the Marshall Islands Rental Equipment Sales  Continue to rebalance the Essex crawler crane fleet by selling $20M of older underutilized cranes  Emphasize a “rent-to-sell” business model by selecting appropriate time and equipment to create a used equipment offering for customers not prepared to buy new

Market Indicators 14 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% - 10 20 30 40 50 60 70 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Dec-11 Dec-12 Cra wl er Cra ne "D ay s" Ut ilil zat ion Architecture Billing Index (ABI) Ar ch ite cru e B illi ng In de x January 2003 - March 2013

Current Business Initiatives 15  The Company is pursuing a number of business initiatives to improve return on invested capital, including; Asset Rebalancing  Dispose of approximately $20 million of older under utilized crawler crane assets  Rough terrain and boom truck fleets are continually sold and replaced to serve customer demand and maintain fleet quality  Completed the strategic divestiture of non-core AWP assets in 2013 with short economic lives that were acquired as part of the Coast acquisition but did not fit our return on capital business philosophy. Sold $5.3 million of non-core AWP assets at 102.2% of OLV during 2012 and into 2013 Asset Utilization  Improve utilization on rental fleet with a replacement cost estimated at $600 million consisting of diverse assets produced by leading manufacturers  Drive utilization on the $32 million gross investment in rough terrain an boom truck rental equipment that was purchased in 2011 & 2012 2013 Earnings Enhancement Objectives  Improve asset utilization and rental rates across entire fleet  Dispose of underutilized equipment and use proceeds to reduce debt or rebalance fleet  Continuously work to improve profitability of equipment distribution and parts and service business lines

Summary Financial Information and Valuation 3 16

Essex Rental Corp. Summary Financial Information 17 $38.6 $55.7 $64.5 $77.4 $45.6 $37.3 $83.1 $81.0 $83.9 $7.8 $6.0 $13.2 $8.4 $6.5 $4.3 $6.5 $17.3 $15.7 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Revenues ($ in millions) Rental Equipment Sale Proceeds Revenues excluding Rental Equipment Sale Proceeds $16.7 $29.0 $38.1 $45.5 $19.8 $5.9 $5.7 $14.8 $17.5 36.0% 47.0% 49.1% 53.0% 38.1% 14.2% 6.4% 15.1% 17.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Adjusted EBITDA ($ in millions) Adjusted EBITDA Adjusted EBITDA as a % of Revenue Note (1): 2008 Adjusted EBITDA excludes the impact of approximately $5.2 million of expenses incurred by Essex Holdings, LLC in conjunction with its acquisition by Hyde Park Acquisition Corp.

Essex Rental Corp. Summary Financial Information Unlevered Free Cash Flow and Capital Investment 18 Note (1): Unlevered free cash flow is defined as Adjusted EBITDA, excluding the impact of approximately $5.2 million of acquisition related expenses incurred in conjunction with Hyde Park Acquisition Corp.’s acquisition of Essex Holdings, LLC in 2008, plus the book value of rental equipment sold, less capital expenditures and cash taxes. Adjusted EBITDA is EBITDA excluding the impact of foreign currency exchange gains or losses and other income. Note (2): Net Investment is defined as the cash paid to purchase rental equipment assets and fixed assets less the proceeds received from the sale of rental equipment and fixed assets. Gross Investment ($ in millions)

19 Utilization Statistics Mar 31, 2013 Mar 31, 2012 Utilization Statistics - "Days" Utilization Crawler Cranes - Hydraulic 60.5% 50.1% Crawler Cranes - Traditional 31.2% 28.9% Rough Terrain Cranes 58.4% 54.8% Boomtrucks 43.4% 43.0% Self-Erecting Tower Cranes 46.7% 28.3% City & Other Tower Cranes 58.4% 47.9% Three Months Ended Note: For the month of April 2013, Heavy lift hydraulic crawler crane utilization and boom truck utilization measured approximately 69% and 59%, respectively.

20 Average Rental Rate Mar 31, 2013 Mar 31, 2012 % Increase Averag ental Rate Per Month Crawler Cranes 16,975$ 16,233$ 4.6% Rough Terrain Cranes 12,022$ 9,659$ 24.5% Boomtrucks 8,156$ 7,679$ 6.2% Self-Erecting Tower Cranes 7,536$ 6,249$ 20.6% City & Other Tower Cranes 7,001$ 7,041$ -0.6% Three Months Ended

Investment Summary 21  Market leader with significant operating leverage  Utilization in certain asset classes is increasing and rental rates have bottomed  Return on capital business model with high conversion rate of EBITDA to free cash flow  Poised to participate in growing infrastructure & energy related markets as economy recovers….companies are beginning to make long term decisions again  Numerous organic and strategic growth opportunities  Sound capital structure including attractive, flexible debt facilities Essex is considered to be an attractive investment opportunity for the following reasons:

Exhibits 22

Notes: 1. Source: Essex 2. 2008 financial information includes $5.2 million of one-time non-recurring transaction costs incurred related to Essex Rental Corp’s (formerly Hyde Park Acquisition Corp.) acquisition of Essex Crane Rental. 3. 2008 financial information excludes the impact of the $23.9 million goodwill impairment charge recorded in the fourth quarter of 2008. 4. 2010 financial information includes $5.0 million in revenue excluding rental equipment sales and $0.3 million in EBITDA generated from the acquisition of Coast Crane during the period of 11/24/10 to 12/31/10. 5. Based on “days” method utilization. December 31 Year End Historical Audited Unaudited (USD $000's) 2006 2007 2008 (3) 2009 2010 (4) 2011 2012 1Q’12 1Q’13 Total Revenue before Rental Equipment Sales $55,659 $64,532 $77,412 $45,606 $37,276 $83,061 $81,003 $18,409 $21,265 Operating Expenses (20,960) (23,322) (23,257) (16,106) (19,128) (49,878) (42,116) (10,384) (12,069) Gross Profit 34,699 41,210 54,155 29,500 18,148 33,183 38,887 8,025 9,196 SG&A (8,732) (9,112) (12,498) (10,547) (12,965) (28,536) (26,987) (6,988) (6,081) One-time Transaction Costs (2) - - (5,200) - - - - - - Adjusted EBITDA before Rental Equipment Sales 25,967 32,098 36,457 18,953 5,183 4,647 11,900 1,037 3,115 Adj. EBITDA before Rental Equip Sales Margin (%) 46.7% 49.7% 47.1% 41.6% 13.9% 5.6% 14.7% 5.6% 14.6% Gain On Sale of Rental Equipment 3,007 6,049 3,814 893 704 1,061 2,904 625 1,197 Adjusted EBITDA 28,974 38,147 40,271 19,846 5,887 5,708 14,804 1,662 4,312 Rental Equipment Sale Proceeds 5,980 13,233 8,440 6,478 4,256 6,524 17,258 5,329 3,799 Revenue + Rental Equipment Sale Proceeds 61,639 77,765 85,852 52,084 41,531 89,585 98,261 23,738 25,064 Adjusted EBITDA Margin % 47.0% 49.1% 46.9% 38.1% 14.2% 6.4% 15.1% 7.0% 17.2% Maintenance Capital Expenditures (512) (724) (2,375) (1,014) (755) (401) (954) (173) (142) Discretionary Crane Investment (6,004) (18,784) (18,461) (18,766) (2,048) (23,410) (9,874) (290) (464) Average Crawler Crane Utilization Rate (5) 68.9% 72.1% 72.7% 43.6% 37.5% 42.8% 41.2% 37.0% 43.9% Average Monthly Crawler Crane Rental Rate ($000’s) $13.8 $16.3 $21.4 $21.1 $16.4 $15.8 $17.2 $16.2 $17.0 Essex Rental Corp. Summary Financial Information 23